UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 24, 2007 (April 18, 2007)

HERCULES OFFSHORE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-51582	56-2542838
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

11 GREENWAY PLAZA, SUITE 2950 HOUSTON, TEXAS	77046
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 979-9300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Hercules Offshore, Inc. has entered into an Agreement and Plan of Merger with TODCO, pursuant to which Hercules will acquire all of the issued and outstanding shares of common stock of TODCO, subject to stockholder and regulatory approvals.

On April 18, 2007, the Board of Directors of Hercules appointed John T. Rynd as Executive Vice President and Chief Operating Officer of Hercules. The appointment will be effective upon the consummation of the merger with TODCO. As Chief Operating Officer, Mr. Rynd will have oversight and management responsibility for all of Hercules’ operations, including inland and offshore drilling and marine operations.

Mr. Rynd, 50, currently serves as Senior Vice President of Hercules and President of Hercules Drilling Company, LLC with oversight and management responsibilities for Hercules’ offshore drilling operations. Prior to joining Hercules in October 2005, Mr. Rynd worked at Noble Drilling Services Inc., a wholly owned subsidiary of Noble Corporation, a contract drilling company, as Vice President—Investor Relations from October 2000 to September 2005 and as Vice President—Marketing and Contracts from September 1994 to September 2000. From June 1990 to September 1994, Mr. Rynd worked for Chiles Offshore Corporation, a contract drilling company, including as Vice President—Marketing.

Mr. Rynd does not have any relationship or related transaction with the Company that would require disclosure pursuant to Item 401(d) or Item 404(a) of Regulation S-K.

Also on April 18, 2007, Hercules’ Board of Directors promoted James W. Noe to Senior Vice President, General Counsel, Chief Compliance Officer and Secretary, effective immediately. Mr. Noe’s previous title was Vice President, General Counsel and Secretary.

The Board of Directors, on April 18, 2007, at the recommendation of the Nominating, Governance and Compensation Committee, approved increases in the salaries for the following executive officers, which are to be effective upon the consummation of the merger with TODCO:

Executive	Current Base Salary	Base Salary After Merger

James W. Noe, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	$250,000	$300,000

Lisa W. Rodriguez, Senior Vice President and Chief Financial Officer	$300,000	$350,000

John T. Rynd, Senior Vice President	$350,000	$400,000

Forward-Looking Statements

Certain statements made herein are forward-looking statements under the Private Securities Litigation Reform Act of 1995. These include statements regarding the timing of the merger. These statements are based on the current expectations and estimates of the management of Hercules and are subject to risks and uncertainties that may cause actual results to differ materially. Although Hercules believes that such expectations reflected in such forward looking statements are reasonable, they cannot give assurances that such expectations will prove to be correct. Risks with respect to the combination of Hercules and TODCO include the risk that Hercules and TODCO will not be able to close the transaction, as well as difficulties in the integration of the operations and personnel of TODCO and diversion of management’s attention away from other business concerns. Hercules expects to incur substantial transaction and merger related costs associated with completing the merger, obtaining regulatory approvals, combining the operations of the two companies and achieving desired synergies. Additional unanticipated costs may be incurred in the integration of the businesses of Hercules and TODCO. Expected benefits of the merger may not be achieved in the near term, or at all. Hercules will have a significant amount of additional debt as a result of the merger. This debt will require Hercules to use cash flow to repay indebtedness, may have a material adverse effect on Hercules’ financial health, and may limit Hercules’ future operations and ability to borrow additional funds.

Other risks and uncertainties that may affect actual results include, among other things, oil and natural gas prices and industry expectations about future prices; exploration success by producers; demand for offshore and inland water rigs and liftboats; Hercules’ ability to enter into and the terms of future contracts; labor relations; political and other uncertainties in non-U.S. operations (including exchange controls and currency fluctuations); the worldwide military and political environment, uncertainty or instability resulting from an escalation or additional outbreak of armed hostilities or other crisis in the Middle East or other natural gas producing regions or other acts of terrorism in the United States; the impact of governmental laws and regulations; the adequacy of sources of liquidity; increases in operating expenses; the ability to obtain drilling contracts for reactivated rigs; uncertainties relating to the level of activity in offshore oil and natural gas exploration, development and production; competition and market conditions in the contract drilling and liftboats industries; the availability of skilled personnel; extended delivery time for material and equipment; labor relations and work stoppages, particularly in the Nigerian labor environment; operating hazards such as severe weather and seas, fires, cratering, blowouts, war, terrorism and cancellation or unavailability of insurance coverage; compliance with or breach of environmental laws; the impact of newly built rigs; the effect of litigation and contingencies; and the inability of Hercules to achieve its plans or carry out its strategies. Other risks and uncertainties that may affect actual results are described in Hercules’ most recent periodic reports and other documents filed with the SEC, which are available free of charge at the SEC’s website at www.sec.gov. Hercules undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger of Hercules and TODCO, Hercules will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Hercules and TODCO and will also constitute a prospectus of Hercules. Hercules and TODCO will mail the joint proxy statement/prospectus to their respective stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY ARE AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING HERCULES, TODCO AND THE MERGER.

Investors and security holders of Hercules and TODCO may obtain a free copy of the joint proxy statement/prospectus (when it becomes available) and other documents containing information about Hercules and TODCO, free of charge, at the SEC’s website at www.sec.gov. Copies of the joint proxy statement/prospectus may also be obtained free of charge by directing a request to the respective companies as follows: Information regarding Hercules can be obtained, without charge, by contacting its investor relations department at 713-979-9832 or by accessing its website at www.herculesoffshore.com; and the information regarding TODCO can be obtained, without charge, by contacting its investor relations department at 713-278-6014 or by accessing its website at www.theoffshoredrillingcompany.com.

Participants in the Solicitation

Hercules, TODCO and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Hercules and TODCO in connection with the merger. Information about the directors and executive officers of Hercules and TODCO and their ownership of Hercules’ common stock is set forth in Hercules’ Form 10-K, as amended. Information about the directors and executive officers of TODCO and their ownership of TODCO common stock is set forth in TODCO’s Form 10-K, as amended. Investors may obtain free copies of these documents from Hercules and TODCO using the contact information above. Investors may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus for the merger when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: April 24, 2007	By:	/s/ James W. Noe
James W. Noe
Senior Vice President, General Counsel,
Chief Compliance Officer and Secretary

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